UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The Growth Fund of America

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Special feature

How GFA builds its portfolio for the long term

▶ See page 6

Annual report for the year ended August 31, 2010

The Growth Fund of America® invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2010 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	1.58%	0.33%	0.23%

The total annual fund operating expense ratio was 0.69% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Results for other share classes can be found on page 3.

Equity investments are subject to market fluctuations. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

The U.S. economy moved in fits and starts during the 12 months ended August 31, 2010. The first part of the fiscal year was positively impacted by the restocking of inventories across different sectors of the economy, the government’s stimulus package for housing and the Federal Reserve’s accommodative position of almost zero short-term interest rates. The first six months were generally good for stocks with a handful of corrections. Then in April, the economy began to peak after the stimulus ended and the refilling of inventories began to dissipate. The market fell in May and June, recovered in July and fell again in August.

In this volatile environment, The Growth Fund of America (GFA) posted a total return of 3.2%. On a relative basis, the fund lagged the 4.9% return of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. As shown in the chart below, the fund also lagged three of the four Lipper indexes we use to measure GFA’s progress.

While these short-term results modestly trailed the market, over longer periods, GFA continues to outpace the market and its comparable Lipper peer group indexes. For the 10 years ended August 31, 2010, a difficult period which included two severe market declines, the fund posted an average annual return of –0.5%, compared with the –1.8% of the S&P 500. Over 20 years, GFA produced an average annual total return of 10.6%, compared with 8.3% for the S&P 500. For its nearly 37-year lifetime, GFA had an average annual total return of 13.3%, compared with 10.1% for the S&P 500. We remain confident that our investment approach and processes can continue to deliver consistently superior long-term investment results for our shareholders.

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Results at a glance
Total returns for periods ended August 31, 2010, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	20 years	Lifetime1

The Growth Fund of America (Class A shares)	3.2%	0.0%	–0.5%	10.6%	13.3%

Standard & Poor’s 500 Composite Index2	4.9	–0.9	–1.8	8.3	10.1

Lipper Capital Appreciation Funds Index3	5.4	1.1	–1.6	7.9	10.4

Lipper Growth Funds Index3	5.7	–1.5	–3.8	7.0	9.1

Lipper Large-Cap Core Funds Index3	2.7	–0.9	–2.5	7.3	—	4

Lipper Large-Cap Growth Funds Index3	4.3	–1.0	–5.8	6.7	—	4

1 Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.
2The S&P 500 is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.
3Lipper indexes do not reflect the effect of sales charges.
4This Lipper index was not in existence when CRMC began managing the fund.
[End Sidebar]

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[Begin Sidebar]
In this report

Special feature

6	How GFA builds its portfolio for the long term

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

18	Financial statements

35	Board of directors and other officers
[End Sidebar]

Investment results analysis

Rising gold prices boosted returns for metals and mining companies such as Barrick Gold, the fund’s fourth-largest holding (+34.8%), and Newmont Mining (+52.6%). Apple, the fund’s fifth-largest holding (+44.7%) was aided by strong sales of its iPhone and the successful launch of its new iPad. Consumer stocks such as McDonald’s (+29.9%) and Coca-Cola (+14.7%) helped because they showed stability in an uncertain time. Fund investments outside the United States contributed modestly to returns.

Health care companies such as Boston Scientific, a maker of medical supplies and devices (–55.8%), and drug manufacturer Gilead Sciences (–29.3%) detracted from results because of company-specific problems. During the year, Boston Scientific had a surprise recall and sales suspension of its implantable heart defibrillators.

Information technology companies, which make up the largest investment sector for the fund, continued to have a significant impact on returns. While some companies helped, other large holdings such as Google (–2.5%), Oracle (+0.05%), Microsoft (–4.8%) and Cisco Systems (–7.2%) mildly detracted from results. The fund’s cash investments also proved to be a mild drag on returns.

Negative news was plentiful during the past fiscal year with headlines about rising unemployment; widening state, local and federal budget deficits; and debt problems in Greece, Spain and the rest of Europe. Offsetting some of this is the fact that a growing number of companies have repaired their balance sheets, reduced their cost structures and have adjusted well to changes in the economy. In other words, the macro portion has not been encouraging, but at the micro level of individual companies, improvement is sometimes evident. One of our challenges as fundamental researchers is to identify high-quality companies that have made these adjustments and are selling at reasonable valuations so we can make good long-term investments. Our feature story on page 6 describes how we try to accomplish this goal.

Looking ahead

For the next 12 months, it appears that jobs, housing and consumer spending will continue to be slow to recover. In addition, local, state and possibly federal governments may well be cutting public spending in the future in an attempt to balance their budgets. All of this will help to keep a lid on economic growth. But the stock market does not exactly correlate with the economy because it anticipates future developments. So we will be searching for healthy companies, selling at reasonable valuations in an environment in which we will also be cautiously aware of remaining volatility.

Fund announcements

Mike Shanahan, long-time portfolio counselor for the fund with 45 years of investment experience, has retired as a GFA portfolio counselor after a distinguished career. He will continue in an executive position for Capital Research and Management Company, investment adviser to the American Funds. We thank him for his many contributions to the fund.

In addition, we are pleased to announce that three proven investment professionals have been named portfolio counselors of The Growth Fund of America. They are Terry McGuire, Brad Vogt and Dylan Yolles. The three together have a total of 48 years of investment experience. It is for occasions such as this that GFA’s multiple portfolio counselor system was designed. The 12 portfolio counselors are generalists who invest broadly. Each is allocated a portion of the portfolio to manage in line with the fund’s broad strategy of investing in companies that appear to offer superior opportunities for growth. Each brings his or her own unique talents and viewpoints, which add greatly to the diversity of thought in the fund. The final portion of the fund, up to one-fourth of the fund’s assets, is managed by a group of experienced investment analysts that specialize in individual industries.

With government decisions on taxation and regulation, as well as mid-term elections looming in the coming months, we will be monitoring events closely. As always, we will be using our fundamental research with a global perspective and uniquely long-term approach to navigate the challenging times ahead. We welcome our new shareholders and we thank our veteran shareholders for their continuing confidence in The Growth Fund of America.

Cordially,

/s/ James F. Rothenberg

James F. Rothenberg
Vice Chairman of the Board

/s/ Donald D. O’Neal

Donald D. O’Neal
President

October 5, 2010

For current information about the fund, visit americanfunds.com.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2010 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	1.98%	0.41%	0.22%
Not reflecting CDSC	6.98	0.77	0.22

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	5.99	0.74	2.38
Not reflecting CDSC	6.99	0.74	2.38

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	7.80	1.55	3.21

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	8.06	—	–2.91

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	1.56	0.30	3.47
Not reflecting maximum sales charge	7.76	1.50	4.18

Class 529-B shares2,4 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	1.88	0.30	3.36
Not reflecting CDSC	6.88	0.66	3.36

Class 529-C shares4 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	5.90	0.67	3.31
Not reflecting CDSC	6.90	0.67	3.31

Class 529-E shares3,4 — first sold 3/1/02	7.43	1.18	3.69

Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	7.95	1.69	7.31

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

The value of a long-term perspective
How a $10,000 investment has grown

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2010)*

	1 year	5 years	10 years
Class A shares	–2.73%	–1.21%	–1.04%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

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Date	The Growth Fund of America3	Standard & Poor’s 500 Composite Index with dividends reinvested4	Lipper Growth Funds Index5	Consumer Price Index (inflation)6

12/1/1973#	$9,425	$10,000	$10,000	$10,000
8/31/1974	7,874	7,749	7,204	10,893
8/31/1975	9,792	9,776	9,126	11,830
8/31/1976	11,165	12,043	10,607	12,505
8/31/1977	12,377	11,835	10,558	13,333
8/31/1978	20,136	13,315	13,315	14,379
8/31/1979	23,595	14,881	15,033	16,078
8/31/1980	31,496	17,588	19,013	18,148
8/31/1981	35,383	18,539	20,125	20,109
8/31/1982	38,595	19,134	20,339	21,285
8/31/1983	56,382	27,582	30,631	21,830
8/31/1984	56,805	29,280	29,823	22,767
8/31/1985	64,493	34,616	34,712	23,529
8/31/1986	82,962	48,158	46,117	23,900
8/31/1987	109,731	64,779	59,044	24,924
8/31/1988	97,962	53,241	49,752	25,926
8/31/1989	136,507	74,101	67,293	27,146
8/31/1990	123,184	70,400	62,015	28,671
8/31/1991	160,815	89,300	79,872	29,760
8/31/1992	168,703	96,368	84,053	30,697
8/31/1993	210,269	110,996	101,030	31,547
8/31/1994	222,852	117,057	105,782	32,462
8/31/1995	279,812	142,129	128,702	33,312
8/31/1996	282,323	168,734	142,829	34,270
8/31/1997	391,124	237,282	191,969	35,033
8/31/1998	390,174	256,505	196,093	35,599
8/31/1999	629,203	358,611	277,049	36,405
8/31/2000	965,880	417,104	354,976	37,647
8/31/2001	721,756	315,433	236,853	38,671
8/31/2002	578,827	258,698	188,774	39,368
8/31/2003	701,724	289,889	214,778	40,218
8/31/2004	762,451	323,073	227,211	41,285
8/31/2005	924,112	363,626	261,043	42,789
8/31/2006	1,013,358	395,887	277,109	44,423
8/31/2007	1,182,434	455,775	320,863	45,298
8/31/2008	1,085,043	405,029	284,553	47,731
8/31/2009	894,135	331,128	228,567	47,023
8/31/2010	922,764	347,454	241,543	47,563
[end mountain chart]
Year ended August 31	1974	7	1975	1976	1977	1978	1979	1980		1981

Total value (dollars in thousands)
Dividends reinvested	—		$.4	.3	—	.3	—	.3		.5
Value at year-end	$7.9		9.8	11.2	12.4	20.1	23.6	31.5		35.4
GFA total return	(21.3%)		24.4	14.0	10.9	62.7	17.2	33.5		12.3

Year ended August 31	1982		1983	1984	1985	1986	1987	1988		1989

Total value (dollars in thousands)
Dividends reinvested	1.7		2.3	1.6	1.2	1.0	1.4	1.5		1.7
Value at year-end	38.6		56.4	56.8	64.5	83.0	109.7	98.0		136.5
GFA total return	9.1		46.1	0.8	13.5	28.6	32.3		(10.7)	39.3

Year ended August 31	1990		1991	1992	1993	1994	1995	1996		1997

Total value (dollars in thousands)
Dividends reinvested	3.6		3.2	2.5	1.5	.9	1.4	2.5		2.0
Value at year-end	123.2		160.8	168.7	210.3	222.9	279.8	282.3		391.1
GFA total return	(9.8)		30.5	4.9	24.6	6.0	25.6	0.9		38.5

Year ended August 31	1998		1999	2000	2001	2002	2003	2004		2005

Total value (dollars in thousands)
Dividends reinvested	2.5		2.0	1.1	3.9	1.4	.6	.2		2.8
Value at year-end	390.2		629.2	965.9	721.8	578.8	701.7	762.5		924.1
GFA total return	(0.2)		61.3	53.5	(25.3)	(19.8)	21.2	8.7		21.2

Year ended August 31	2006		2007	2008	2009	2010

Total value (dollars in thousands)								Average annual total
Dividends reinvested	5.9		8.7	11.9	8.3	7.6		return for
Value at year-end	1,013.4		1,182.4	1,085.0	894.1	922.8		36-3/4 years
GFA total return	9.7		16.7	(8.2)	(17.6)	3.2		13.1	%3

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3Includes reinvested dividends of $88,571 and reinvested capital gain distributions of $479,731.
4The S&P 500 is unmanaged and includes reinvested distributions, but does not reflect sales charges, commissions or expenses and cannot be invested in directly.
5Includes reinvested dividends and does not reflect the effect of a sales charge.
6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
7For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.

The results shown are before taxes on fund distributions and sale of fund shares.

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How GFA builds its portfolio for the long term

After serious market declines, stock market recoveries don’t often move straight upward without some setbacks. Scary headlines, troubling events and disappointing economic news often trigger widespread uncertainty along the way. These periods are difficult to live through, but they offer opportunities for  long-term investors.

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[photo of Ron Morrow]
Ron Morrow
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Jim Rothenberg
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Don O’Neal
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Donnalisa Barnum
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[Begin Pull Quote]
“Many companies have made changes during the recent recession that have strengthened their business and increased their value to investors.”

— Jim Rothenberg
[End Pull Quote]

“It has been an up-and-down 12 months,” says veteran Growth Fund of America (GFA) portfolio counselor Ron Morrow. “We began with the market anticipating the recovery, and therefore rising strongly, and then we went through a time when people worried about a double-dip recession and tax policies coming out of Washington. They also worried about the availability of credit to keep businesses going. And then came the news of Greece’s credit crisis and other debt troubles spreading through Europe.”

What hasn’t gotten the same media attention is the fact that corporate profits in the United States have rebounded and cash flow is at a record level. “Many companies have made changes during the recent recession that have strengthened their business and increased their value to investors,” says Jim Rothenberg, vice chairman of the fund. Our active bottom-up, company-by-company investment approach is the fund’s key strategy to help find attractive investments in this volatile market.

“As the world economy has been improving, profits at major corporations have risen sharply,” Jim says. “Companies have repaired their balance sheets and built up cash. So they have many opportunities to pay dividends, buy back stocks, and participate in mergers and acquisitions. All of these become likely because of their improved balance sheets and the strength of their cash positions.”

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U.S. companies adjust rapidly to changes

Don O’Neal, president of GFA, says many U.S. companies adjusted rapidly to changes during the 2008-2009 market decline. “In the financial crisis decline, we saw U.S. companies, more than others, adjust their cost structures. Sometimes, that’s a painful process, but then when things get better, you can be at the forefront again.” Don also ranks U.S. companies as outstanding in innovation.

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Terry McGuire
[End Photo Caption]

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Dylan Yolles
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Gregg E. Ireland
[End Photo Caption]

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Mike T. Kerr
[End Photo Caption]

[Begin Pull Quote]
“There’s more entrepreneurial spirit in the U.S. than just about anywhere else. That is good for the long-term outlook.”

— Don O’Neal
[End Pull Quote]

[photo of a wheat combine in a wheat field]

“There’s more entrepreneurial spirit in the U.S. than just about anywhere else. That is good for the long-term outlook.”

The experience of going through bear markets and recessions has led many of GFA’s portfolio counselors and investment analysts to look at more companies during this volatile market, says portfolio counselor Ron Morrow, who has 42 years of investment experience. “Everyone here has been on the road talking to corporations, visiting with their suppliers and chatting with customers to get a feeling of how their business is recovering — or not.”

During times of uncertainty and confusion, the best new ideas are formed, says portfolio counselor Terry McGuire. “The best investments over the next five years are being bought today; it’s hard to see. If it were easy, then it would already be reflected in the stock’s price. During a period of uncertainty and crosscurrents of ideas, there are companies that will turn out to be really good investments for our shareholders.”

“This is a stockpicker’s market,” says Ron. “Uncertain markets offer careful investors the opportunity to find good stocks selling at attractive prices. People will often not value these stocks correctly for a lot of good reasons. What we try to do is to uncover those diamonds among the rubble. One example in fiscal 2010 was railroads,” he says. “I visited with several of the rail companies and found that they had trimmed costs and were seeing some signs of better volumes. I liked what I heard and concluded that they will be an early benefactor of the economic recovery.

GFA’s wide and deep research in technology stocks

Research is also wide and deep in the technology sector. Don describes how GFA’s internet analyst works on Google. “As you might guess, he spends a lot of time talking to Google managers and executives. He also talks to Yahoo!, Google’s direct competitor. He meets with private companies that aren’t public yet to get a sense of what’s going on in the competitive environment — who might be coming up to try and nip at their heels.”

“In addition, he will meet with Microsoft,” Don says. “He’ll go with our software analyst, because Microsoft has its own search engine, Bing, that competes with Google.” Fortunately our internet analyst also covers News Corp. They are big in the media and advertising business. It gives him another perspective. And then, on top of that, he’ll go to China and visit with Alibaba and Taobao, major internet companies in China, to get a perspective from there.”

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

[Begin Sidebar]
How The Growth Fund of America has fared after stock market declines1

[begin bar chart]
Years after decline			Periods of decline

10 yrs. later	Not applicable yet
			3/24/00 - 10/9/02
5 yrs. later	148%	The Growth Fund of America
	121%	S&P 5002

10 yrs. later	677%	The Growth Fund of America
	480%	S&P 5002
			7/16/90 - 10/11/90
5 yrs. later	146%	The Growth Fund of America
	127%	S&P 5002

10 yrs. later	434%	The Growth Fund of America
	481%	S&P 5002
			8/25/87 - 12/4/87
5 yrs. later	148%	The Growth Fund of America
	128%	S&P 5002
[end bar chart]

1Major extended stock market declines are defined as a decline in price of 15% or more (with dividends reinvested) based on 100% recovery after each decline. Total cumulative returns shown for the fund and the index are calculated from market high to market low with dividends reinvested.

2Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, is unmanaged and does not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

“By the time he’s ready to make a decision, he has collected many different viewpoints,” Don says. “Then he’ll come and talk internally with the GFA portfolio counselors, who have their own thoughts on not only these companies but also on stock market trends. And so, at the end of the day, there is a very robust discussion that’s been built from many different perspectives of what to do about one individual stock.”

Dylan Yolles, a portfolio counselor, has been focusing on the changes that are happening in technology. Companies are moving from stationary computers to mobile computing and to cloud technology. “This shift will result in investment opportunities, but it will also cause disruptions,” he adds.

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Brad Vogt
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Jim Drasdo
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Gordon Crawford
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J. Blair Frank
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“It’s a compelling story. Almost everything associated with health care, including pharmaceutical companies, pharmacy chains, health benefit managers and medical device manufacturers, is selling at historically low valuations.”

— Jim Drasdo
[End Pull Quote]

Cloud computing is internet-based computing that delivers shared resources, software and information to computers and other devices on demand, like the electricity grid, an interconnected network for delivering electricity from suppliers to consumers. At the same time, more powerful mobile devices such as smartphones and tablets are gaining in popularity. “The rise of these devices has caused interesting debates within our organization about future winners and losers in handsets, software, semiconductors and even the internet search market,” Dylan says.

Turbulent markets have led to high-quality companies selling at reasonable prices

“Volatile markets and negative news have led to some high-quality companies trading at reasonable valuations,” says Brad Vogt, an investment analyst who has recently joined GFA as a portfolio counselor. “I’ve invested in a number of them. I believe the developed world will be in a slow ‘growth,’ ‘debt paydown’ economy for the next few years. I’m interested in companies that help other companies be more productive and efficient, because they will be in high demand.”

Now is the time to pay attention to low valuations for quality companies, says Jim Drasdo, a portfolio counselor with 39 years of experience. Jim is invested in large-cap, high-quality health care stocks. He believes they have been driven down by unjustified fears of how the new health care legislation will affect their profitability. The dividends these stocks are now paying overshadow the 2.5% investors can get on 10-year government bonds. “It’s a compelling story,” Jim says. “Almost everything associated with health care, including pharmaceutical companies, pharmacy chains, health benefit managers and medical device manufacturers, is selling at historically low valuations.”

[photo of trucks in a wheat field]
Over time, if you invest in successful, leading companies, that approach will be more consistently rewarding than trying to make broad macroeconomic or industry decisions, Brad says. “I try to focus on those that I think have more control of their own destiny, rather than those that need the economy to be strong for them to be successful.” The technology companies Brad picked generate over 50% of their revenue and profit from business outside the U.S.

Many exceptional companies use periods of uncertainty to position themselves for the next leg of growth, says Terry. “So when conditions improve, they are in position to prosper. As a result, we spend a lot of time focusing on companies’ new product research and product development. Anyone can cut costs. But being able to respond well to new opportunities is a different set of challenges. We try to separate the cost cutters from those who have become more efficient but have also retooled for the next leg up.”

Veteran portfolio counselor Gordon Crawford takes a much more cautious view on developed countries but harbors enthusiasm for companies exposed to emerging markets. Gordon says China, Brazil and India still have a growing middle class, consumers and governments with less debt and access to capital and to new technology.

For the U.S., he sees huge headwinds such as financially troubled state and local governments and a federal government that is under fiscal pressure. He is looking for companies that help reduce costs in the health care system or produce medicines that people can’t live without. He said he feels more comfortable in the current market with more fixed income and cash in his portfolio.

Multiple counselors help provide perspective

The portfolio counselors often have different views on the market outlook, industry analysis and varying degrees of comfort about risk and how they see the future unfolding. The multiple counselors help generate fresh ideas through their discussions and interaction.

“GFA has a number of PCs with 25-, 30- and 40-year views on financial markets,” Brad says. “Just as important as years of experience is the fact that our multiple counselor system mixes investors with different backgrounds. One of our most seasoned GFA portfolio counselors has decades of experience investing in technology, media and entertainment companies. Another 30-plus-year portfolio counselor is one of the most informed and savvy investors in commodities, materials and energy. We have portfolio counselors in the fund who have deep experience following retail, consumer staples and business services companies. This mix of experience is crucial for the fund, helps the dialogue with analysts and keeps the portfolio dynamic. We don’t have a monolithic view.” ■

[photo of hand's holding wheat stalks]
[Begin Sidebar]
A wealth of experience

The Growth Fund of America currently has 12 portfolio counselors who bring together 344 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund.*

Years of investment
Portfolio counselor	experience*

Ronald B. Morrow	42
James F. Rothenberg	40
Gordon Crawford	39
James E. Drasdo	39
Gregg E. Ireland	38
Donnalisa Barnum	29
Michael T. Kerr	27
Donald D. O’Neal	25
Bradley J. Vogt	23
J. Blair Frank	17
Dylan J. Yolles	13
Terrance P. McGuire	12

*As of November 1, 2010.
[End Sidebar]

Summary investment portfolio, August 31, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	Percent of net assets

Information technology	19.84%
Consumer discretionary	11.92
Health care	10.73
Financials	9.76
Energy	8.83
Other industries	27.23
Convertible securities	.05
Bonds & notes	2.96
Short-term & other assets less liabilities	8.68
[end pie chart]

Percent
of net
Ten Largest Holdings	assets

Google	3.0%
Oracle	2.9
Microsoft	2.5
Barrick Gold	1.4
Apple	1.3
JPMorgan Chase	1.3
Union Pacific	1.2
Merck	1.2
Philip Morris International	1.2
Suncor	1.1

			Percent
		Value	of net
Common stocks - 88.31%	Shares	(000)	assets

Information technology - 19.84%
Google Inc., Class A (1)	9,410,300	$4,234,823	3.02%
One of the most frequently used website search engines in the world.
Oracle Corp.	186,549,376	4,081,700	2.91
Major supplier of database management software. Also develops business applications and provides consulting and support.
Microsoft Corp.	150,930,100	3,543,839	2.53
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Apple Inc. (1)	7,503,000	1,826,005	1.30
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
Cisco Systems, Inc. (1)	75,150,000	1,506,758	1.07
The leading maker of equipment used in Internet networking.
Corning Inc. (2)	88,230,000	1,383,446	.99
Leading manufacturer of optical fiber, ceramics and high-performance glass used in industrial and scientific products.
QUALCOMM Inc.	27,030,194	1,035,527	.74
Develops and licenses technologies for digital wireless communications products.
EMC Corp. (1)	46,300,000	844,512	.60
A leading maker of computer memory storage and retrieval products.
International Business Machines Corp.	6,135,000	756,016	.54
The world's largest maker of computer hardware, and a leading provider of software and semiconductors.
Other securities		8,601,512	6.14
		27,814,138	19.84

Consumer discretionary - 11.92%
Time Warner Inc.	45,309,667	1,358,384	.97
This media and communications conglomerate combines Internet services with film, TV, cable and publishing.
DIRECTV, Class A (1)	32,560,000	1,234,675	.88
Digital television services provider in the United States, Latin America and the Caribbean.
Amazon.com, Inc. (1)	9,625,000	1,201,489	.86
This huge Internet retailer sells books, CDs, DVDs, toys, apparel, home furnishings and more.
McDonald's Corp.	16,438,000	1,200,960	.86
The world's largest fast-food chain, with restaurants throughout the U.S. and around the world.
Home Depot, Inc.	41,221,000	1,146,356	.82
The world's largest home improvement retailer.
News Corp., Class A	85,360,800	1,072,985	.76
A leading global media conglomerate with businesses ranging from movies and television to operation of satellite TV platforms.
NIKE, Inc., Class B	11,473,600	803,152	.57
The world's leading athletic shoe company. Also operates shoe and sportswear stores.
Comcast Corp., Class A	46,725,000	799,932	.57
The largest cable TV provider in the U.S.
Other securities		7,892,588	5.63
		16,710,521	11.92

Health care - 10.73%
Merck & Co., Inc.	46,465,191	1,633,716	1.17
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
Teva Pharmaceutical Industries Ltd. (ADR)	28,489,307	1,440,989	1.03
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
Medtronic, Inc.	33,930,000	1,068,116	.76
A leading producer of medical devices, including pacemakers and implantable defibrillators.
Roche Holding AG	5,518,403	750,101	.54
A world leader in pharmaceuticals and diagnostic research.
Other securities		10,149,897	7.23
		15,042,819	10.73

Financials - 9.76%
JPMorgan Chase & Co.	48,260,800	1,754,763	1.25
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
Wells Fargo & Co.	56,478,800	1,330,076	.95
One of the largest banks in the U.S. and a leader in online banking.
Bank of America Corp.	106,681,655	1,328,187	.95
One of the world's largest commercial banks.
Goldman Sachs Group, Inc.	6,606,000	904,626	.64
Provides investment banking services.
Other securities		8,375,238	5.97
		13,692,890	9.76

Energy - 8.83%
Suncor Energy Inc. (CAD denominated)	46,610,366	1,412,276
Explores for, processes and sells oil and natural gas. Its subsidiary, Sunoco, refines crude oil and sells gasoline.
Suncor Energy Inc.	5,360,000	162,194	1.12
Explores for, processes and sells oil and natural gas. Its subsidiary, Sunoco, refines crude oil and sells gasoline.
Schlumberger Ltd.	25,686,701	1,369,872	.98
A leading provider of services and technology to the petroleum industry.
Apache Corp.	15,245,400	1,369,799	.98
An independent oil and gas exploration and development company with onshore and offshore operations worldwide.
Occidental Petroleum Corp.	11,830,000	864,536	.62
A world leader in oil and natural gas exploration and production and a major North American chemical manufacturer.
Devon Energy Corp.	13,524,600	815,263	.58
A major independent producer of oil and natural gas.
EOG Resources, Inc.	9,284,837	806,574	.58
An oil and gas exploration and production company with global operations.
Other securities		5,583,798	3.97
		12,384,312	8.83

Materials - 7.41%
Barrick Gold Corp.	40,500,000	1,893,780	1.35
Owns and operates gold mines in North and South America, Australia and Africa.
Newmont Mining Corp.	22,648,000	1,388,775	.99
One of the world's largest gold producers, with international gold and mineral mining operations.
Syngenta AG	4,650,000	1,073,588	.77
One of the world's largest agrochemical companies. Develops seeds and crop protection products.
Praxair, Inc.	11,600,502	997,991	.71
A major supplier of industrial gases in North and South America.
Other securities		5,032,949	3.59
		10,387,083	7.41

Industrials - 6.79%
Union Pacific Corp.	23,167,200	1,689,816	1.21
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
United Parcel Service, Inc., Class B	15,250,000	972,950	.69
The world's largest package delivery company and express carrier.
Boeing Co.	13,325,000	814,557	.58
The world's largest commercial aircraft manufacturer and a significant participant in the defense and space industries.
CSX Corp.	15,571,710	776,873	.55
Operates a major rail system and provides freight transportation across the U.S.
Other securities		5,267,381	3.76
		9,521,577	6.79

Consumer staples - 6.20%
Philip Morris International Inc.	31,346,700	1,612,474	1.15
One of the world's largest international tobacco companies.
Coca-Cola Co.	17,270,000	965,738	.69
The world's largest soft drink maker.
PepsiCo, Inc.	13,225,000	848,781	.61
A global soft drink and snack foods company.
CVS/Caremark Corp.	27,800,000	750,600	.54
A major U.S. drugstore chain.
Other securities		4,515,808	3.21
		8,693,401	6.20

Telecommunication services - 1.35%
América Móvil, SAB de CV, Series L (ADR)	18,382,028	857,154	.61
Latin America's largest cellular communications provider.
Other securities		1,040,675	.74
		1,897,829	1.35

Utilities - 0.61%
Other securities		859,639	.61

Miscellaneous - 4.87%
Other common stocks in initial period of acquisition		6,825,248	4.87

Total common stocks (cost: $119,074,209,000)		123,829,457	88.31

Preferred stocks - 0.00%

Telecommunication services - 0.00%
Other securities		25	.00

Total preferred stocks (cost: $21,000,000)		25	.00

Warrants - 0.00%

Financials - 0.00%
Other securities		-	.00

Total warrants (cost: $10,949,000)		-	.00

Convertible securities - 0.05%

Other - 0.05%
Other securities		66,448	.05

Total convertible securities (cost: $46,205,000)		66,448	.05

	Principal amount
Bonds & notes - 2.96%	(000)

Bonds & notes of U.S. government & government agencies - 2.94%
U.S. Treasury:
3.50% 2020	$2,334,430	2,543,898
4.375% 2040	1,372,625	1,584,037	2.94
		4,127,935	2.94

Other - 0.02%
Other securities		25,805	.02

Total bonds & notes (cost: $3,916,441,000)		4,153,740	2.96

Short-term securities - 8.63%

Fannie Mae 0.17%-0.51% due 9/1/2010-7/25/2011	4,620,537	4,617,586	3.29
Freddie Mac 0.18%-0.41% due 9/1/2010-5/24/2011	2,451,753	2,449,941	1.75
U.S. Treasury Bills 0.148%-0.405% due 9/23-12/2/2010	1,498,600	1,498,340	1.07
Federal Home Loan Bank 0.15%-0.41% due 9/22/2010-3/23/2011	761,341	760,950	.54
Straight-A Funding LLC 0.25%-0.40% due 9/8-11/22/2010 (3)	743,728	743,375	.53
Bank of America Corp. 0.23%-0.28% due 10/15-11/19/2010	217,100	217,013	.15
Jupiter Securitization Co., LLC 0.25%-0.50% due 9/9-10/15/2010 (3)	191,000	190,958	.14
Merck & Co. Inc. 0.20%-0.21% due 10/13-10/28/2010 (3)	117,200	117,162	.08
Other securities		1,505,915	1.08

Total short-term securities (cost: $12,097,341,000)		12,101,240	8.63

Total investment securities (cost: $135,166,145,000)		140,150,910	99.95

Other assets less liabilities		67,729	.05

Net assets		$140,218,639	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $25,000, which represented less than .01% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

“Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $194,523,000, which represented .14% of the net assets of the fund. This amount includes $194,498,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended August 31, 2010, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 8/31/10 (000)
Corning Inc.	77,858,846	10,371,154	-	88,230,000	$16,637	$1,383,446
St. Jude Medical, Inc. (1)	11,345,000	7,480,000	2,000,000	16,825,000	-	581,640
Linear Technology Corp.	19,850,000	-	-	19,850,000	18,063	568,703
Vertex Pharmaceuticals Inc. (1)	11,253,000	1,902,175	-	13,155,175	-	438,594
Xilinx, Inc.	17,400,000	-	1,132,600	16,267,400	10,900	392,858
Edwards Lifesciences Corp. (1)	-	5,975,800	-	5,975,800	-	344,027
Sigma-Aldrich Corp.	6,155,000	300,000	-	6,455,000	3,895	343,212
United States Steel Corp.	3,503,200	3,729,000	-	7,232,200	1,224	307,441
KLA-Tencor Corp.	12,940,000	-	2,000,000	10,940,000	8,258	306,429
Kerry Group PLC, Class A	8,965,824	-	-	8,965,824	3,137	294,445
Flextronics International Ltd. (1)	36,705,464	3,375,000	-	40,080,464	-	197,597
Strayer Education, Inc.	250,000	654,000	-	904,000	1,509	130,881
Harman International Industries, Inc. (1)	4,277,800	-	505,800	3,772,000	-	117,573
AMR Corp. (1)	3,500,000	13,450,000	-	16,950,000	-	103,564
AMR Corp. 6.25% convertible notes 2014	$-	$8,000,000	$-	$8,000,000	407	7,540
Avon Products, Inc. (4)	21,875,000	2,100,000	2,750,000	21,225,000	18,014	-
Baker Hughes Inc. (4)	14,116,178	6,068,635	2,400,000	17,784,813	10,041	-
BJ Services Co. (4)	14,641,200	8,102,000	22,743,200	-	810	-
CONSOL Energy Inc. (4)	3,456,400	6,675,700	275,700	9,856,400	3,311	-
CONSOL Energy Inc. (4)	7,400,000	-	7,400,000	-	740	-
Intuit Inc. (1) (4)	20,800,000	-	7,335,000	13,465,000	-	-
Johnson Controls, Inc. (4)	30,792,800	-	4,212,900	26,579,900	15,400	-
Johnson Controls, Inc. 11.50% convertible preferred 2012, units (4)	99,040	-	-	99,040	569	-
Paychex, Inc. (4)	20,241,400	-	11,555,000	8,686,400	17,387	-
Qwest Communications International Inc. (4)	96,418,000	-	69,268,000	27,150,000	29,377	-
Smith International, Inc. (4)	10,857,098	1,840,000	12,697,098	-	2,827	-
Stericycle, Inc. (1) (4)	-	4,239,000	-	4,239,000	-	-
Syngenta AG (4)	4,540,000	310,000	200,000	4,650,000	22,639	-
Time Warner Cable Inc. (4)	16,202,120	1,950,000	4,325,185	13,826,935	19,322	-
Trimble Navigation Ltd. (4)	6,047,200	-	6,047,200	-	-	-
Yahoo! Inc. (1) (4)	84,601,100	250,000	40,029,000	44,822,100	-	-
					$204,467	$5,517,950

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $2,006,359,000, which represented 1.43% of the net assets of the fund.

(4) Unaffiliated issuer at 8/31/2010.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $128,594,116)	$134,632,960
Affiliated issuers (cost: $6,572,029)	5,517,950	$140,150,910
Cash denominated in currencies other than U.S. dollars
(cost: $1,065)		1,059
Cash		105
Receivables for:
Sales of investments	395,158
Sales of fund's shares	133,107
Dividends and interest	275,195	803,460
		140,955,534
Liabilities:
Payables for:
Purchases of investments	183,453
Repurchases of fund's shares	408,316
Investment advisory services	33,945
Services provided by affiliates	106,987
Directors' deferred compensation	3,245
Other	949	736,895
Net assets at August 31, 2010		$140,218,639

Net assets consist of:
Capital paid in on shares of capital stock		$147,093,752
Undistributed net investment income		635,003
Accumulated net realized loss		(12,495,792)
Net unrealized appreciation		4,985,676
Net assets at August 31, 2010		$140,218,639

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 7,500,000 shares, $.001 par value (5,528,385 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$57,889,672	2,267,334	$25.53
Class B	2,910,778	118,102	24.65
Class C	6,959,031	284,166	24.49
Class F-1	14,714,115	579,986	25.37
Class F-2	3,884,291	152,004	25.55
Class 529-A	2,793,095	109,988	25.39
Class 529-B	358,173	14,509	24.69
Class 529-C	810,506	32,873	24.66
Class 529-E	141,480	5,616	25.19
Class 529-F-1	92,015	3,626	25.38
Class R-1	539,015	21,807	24.72
Class R-2	2,327,000	93,682	24.84
Class R-3	11,421,406	454,755	25.12
Class R-4	16,442,382	649,077	25.33
Class R-5	12,874,286	504,055	25.54
Class R-6	6,061,394	236,805	25.60

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $55,365;
also includes $204,060 from affiliates)	$2,153,911
Interest (also includes $407 from affiliates)	65,198	$2,219,109

Fees and expenses*:
Investment advisory services	415,313
Distribution services	454,223
Transfer agent services	109,330
Administrative services	126,123
Reports to shareholders	6,903
Registration statement and prospectus	13,174
Directors' compensation	816
Auditing and legal	188
Custodian	4,283
State and local taxes	1
Other	5,809	1,136,163
Net investment income		1,082,946

Net realized gain and unrealized depreciation
on investments and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1,863; also includes $160,194 net loss from affiliates)	5,649,886
Currency transactions	(6,955)	5,642,931
Net unrealized depreciation on:
Investments	(1,935,650)
Currency translations	(131)	(1,935,781)
Net realized gain and unrealized depreciation
on investments and currency		3,707,150
Net increase in net assets resulting
from operations		$4,790,096

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended August 31
	2010	2009
Operations:
Net investment income	$1,082,946	$1,203,911
Net realized gain (loss) on investments and currency transactions	5,642,931	(17,896,133)
Net unrealized depreciation on investments and currency translations	(1,935,781)	(16,034,743)
Net increase (decrease) in net assets resulting from operations	4,790,096	(32,726,965)

Dividends paid to shareholders from net investment income	(1,158,261)	(1,231,544)

Net capital share transactions	(6,743,174)	(1,830,651)

Total decrease in net assets	(3,111,339)	(35,789,160)

Net assets:
Beginning of year	143,329,978	179,119,138
End of year (including undistributed
net investment income: $635,003 and $693,514, respectively)	$140,218,639	$143,329,978

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

On November 24, 2009, shareholders approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund. On December 23, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2010 or early 2011; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$27,814,138	$-		$-	$27,814,138
Consumer discretionary	16,710,521	-		-	16,710,521
Health care	15,042,819	-		-	15,042,819
Financials	13,692,890	-		-	13,692,890
Energy	12,384,312	-		-	12,384,312
Materials	10,387,083	-		-	10,387,083
Industrials	9,521,577	-		-	9,521,577
Consumer staples	8,693,401	-		-	8,693,401
Telecommunication services	1,897,829	-		-	1,897,829
Utilities	859,639	-		-	859,639
Miscellaneous	6,630,750	194,498	*	-	6,825,248
Preferred stocks	-	-		25	25
Convertible securities	45,551	20,897		-	66,448
Bonds & notes	-	4,153,740		-	4,153,740
Short-term securities	-	12,101,240		-	12,101,240
Total	$123,680,510	$16,470,375		$25	$140,150,910

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $194,498,000 of investment securities were classified as Level 2 instead of Level 1.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended August 31, 2010 (dollars in thousands):

	Beginning value at 9/1/2009	Net unrealized appreciation(†)	Net sales	Ending value at 8/31/2010
Investment securities	$847	$20,183	$(21,005)	$25

Net unrealized depreciation during the period on Level 3 investment securities held at August 31, 2010 (dollars in thousands) (†):				$(423)

(†) Net unrealized appreciation (depreciation) is included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve large price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations outside the U.S. may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory and reporting standards than those in the U.S.

Management – The investment advisor to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, by state tax authorities for tax years before 2005 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; income on certain investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2010, the fund reclassified $17,215,000 from accumulated net realized loss to undistributed net investment income and $411,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of August 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$863,993
Post-October currency loss deferrals (realized during the period November 1, 2009, through August 31, 2010)*		(7,014)
Capital loss carryforwards†:
Expiring 2017	$(4,449,264)
Expiring 2018	(7,540,573)	(11,989,837)
Gross unrealized appreciation on investment securities		15,918,272
Gross unrealized depreciation on investment securities		(11,658,193)
Net unrealized appreciation on investment securities		4,260,079
Cost of investment securities		135,890,831

*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):

	Year ended August 31,
Share class	2010	2009
Class A	$508,627	$597,313
Class B	1,938	1,325
Class C	13,544	3,481
Class F-1	140,687	182,282
Class F-2	42,452	10,468
Class 529-A	22,127	22,729
Class 529-B	358	220
Class 529-C	1,150	679
Class 529-E	798	786
Class 529-F-1	856	839
Class R-1	1,358	992
Class R-2	5,449	4,376
Class R-3	75,896	71,878
Class R-4	140,976	138,342
Class R-5	163,718	195,834
Class R-6*	38,327	-
Total	$1,158,261	$1,231,544

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.500% on the first $1 billion of daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. For the year ended August 31, 2010, the investment advisory services fee was $415,313,000, which was equivalent to an annualized rate of 0.272% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2010, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$150,113	$103,675	Not applicable	Not applicable	Not applicable
Class B	37,232	5,655	Not applicable	Not applicable	Not applicable
Class C	77,909	Included in administrative services	$11,698	$1,980	Not applicable
Class F-1	41,100		20,355	1,323	Not applicable
Class F-2	Not applicable		5,803	183	Not applicable
Class 529-A	5,908		3,061	536	$2,856
Class 529-B	4,227		453	142	424
Class 529-C	8,432		908	251	848
Class 529-E	735		158	28	147
Class 529-F-1	-		99	17	92
Class R-1	5,456		772	104	Not applicable
Class R-2	18,970		3,752	5,722	Not applicable
Class R-3	61,627		18,057	4,444	Not applicable
Class R-4	42,514		25,162	209	Not applicable
Class R-5	Not applicable		14,088	103	Not applicable
Class R-6	Not applicable		2,327	21	Not applicable
Total	$454,223	$109,330	$106,693	$15,063	$4,367

 Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $816,000, shown on the accompanying financial statements, includes $558,000 in current fees (either paid in cash or deferred) and a net increase of $258,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2010
Class A	$6,836,812	252,892	$489,387	18,025	$(12,713,898)	(473,621)	$(5,387,699)	(202,704)
Class B	60,035	2,295	1,867	71	(1,388,581)	(53,012)	(1,326,679)	(50,646)
Class C	810,993	31,212	12,789	489	(1,566,072)	(60,658)	(742,290)	(28,957)
Class F-1	3,324,276	124,181	127,954	4,744	(5,761,581)	(216,022)	(2,309,351)	(87,097)
Class F-2	1,827,784	68,025	31,492	1,161	(1,274,456)	(47,239)	584,820	21,947
Class 529-A	462,475	17,197	22,122	819	(280,904)	(10,516)	203,693	7,500
Class 529-B	7,179	275	358	14	(79,932)	(3,032)	(72,395)	(2,743)
Class 529-C	135,913	5,202	1,147	44	(108,622)	(4,179)	28,438	1,067
Class 529-E	22,212	834	797	29	(16,942)	(636)	6,067	227
Class 529-F-1	23,868	892	856	32	(13,196)	(495)	11,528	429
Class R-1	169,513	6,457	1,351	51	(113,137)	(4,371)	57,727	2,137
Class R-2	658,225	25,038	5,441	205	(759,497)	(28,984)	(95,831)	(3,741)
Class R-3	3,007,381	113,365	75,727	2,830	(3,416,526)	(128,850)	(333,418)	(12,655)
Class R-4	4,652,580	173,924	140,952	5,234	(4,666,904)	(175,870)	126,628	3,288
Class R-5	4,196,132	156,763	162,119	5,982	(5,930,673)	(220,894)	(1,572,422)	(58,149)
Class R-6	4,716,943	175,060	38,267	1,409	(677,200)	(25,136)	4,078,010	151,333
Total net increase
(decrease)	$30,912,321	1,153,612	$1,112,626	41,139	$(38,768,121)	(1,453,515)	$(6,743,174)	(258,764)

Year ended August 31 2009
Class A	$9,244,844	423,547	$574,110	28,966	$(13,898,783)	(646,021)	$(4,079,829)	(193,508)
Class B	266,626	12,803	1,273	66	(1,259,968)	(60,385)	(992,069)	(47,516)
Class C	1,125,020	53,313	3,301	172	(1,827,122)	(88,819)	(698,801)	(35,334)
Class F-1	4,693,646	216,560	161,986	8,227	(8,500,584)	(397,082)	(3,644,952)	(172,295)
Class F-2	3,242,431	145,682	8,094	409	(417,431)	(19,744)	2,833,094	126,347
Class 529-A	389,954	17,918	22,722	1,152	(223,093)	(10,417)	189,583	8,653
Class 529-B	31,539	1,526	220	11	(35,303)	(1,694)	(3,544)	(157)
Class 529-C	133,286	6,288	678	35	(90,547)	(4,335)	43,417	1,988
Class 529-E	22,370	1,046	785	40	(12,294)	(579)	10,861	507
Class 529-F-1	19,232	879	838	42	(11,069)	(521)	9,001	400
Class R-1	143,419	6,772	983	51	(86,836)	(4,125)	57,566	2,698
Class R-2	776,562	36,643	4,373	226	(644,723)	(30,415)	136,212	6,454
Class R-3	3,233,689	149,528	71,742	3,670	(2,607,100)	(120,810)	698,331	32,388
Class R-4	5,362,070	245,270	138,302	7,035	(3,654,967)	(173,090)	1,845,405	79,215
Class R-5	4,895,084	223,005	194,941	9,860	(5,353,280)	(236,997)	(263,255)	(4,132)
Class R-6(†)	2,054,518	86,542	-	-	(26,189)	(1,070)	2,028,329	85,472
Total net increase
(decrease)	$35,634,290	1,627,322	$1,184,348	59,962	$(38,649,289)	(1,796,104)	$(1,830,651)	(108,820)

*Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $41,418,053,000 and $46,624,497,000, respectively, during the year ended August 31, 2010.
Financial highlights(1)

		Income (loss) from investment operations(2)				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income (loss) to average net assets(4)
Class A:
Year ended 8/31/2010	$24.93	$.21		$.60	$.81	$(.21)	$-	$(.21)	$25.53	3.20%	$57,890	.69%	.69%	.76%
Year ended 8/31/2009	30.61	.22		(5.67)	(5.45)	(.23)	-	(.23)	24.93	(17.59)	61,587	.76	.75	1.00
Year ended 8/31/2008	35.77	.36		(3.10)	(2.74)	(.36)	(2.06)	(2.42)	30.61	(8.24)	81,529	.65	.62	1.09
Year ended 8/31/2007	31.93	.32		4.89	5.21	(.27)	(1.10)	(1.37)	35.77	16.69	90,125	.64	.62	.94
Year ended 8/31/2006	29.51	.28		2.56	2.84	(.19)	(.23)	(.42)	31.93	9.66	78,854	.65	.63	.89
Class B:
Year ended 8/31/2010	24.08	-	(5)	.58	.58	(.01)	-	(.01)	24.65	2.42	2,911	1.45	1.45	(.01)
Year ended 8/31/2009	29.44	.06		(5.41)	(5.35)	(.01)	-	(.01)	24.08	(18.18)	4,063	1.50	1.49	.27
Year ended 8/31/2008	34.48	.11		(2.99)	(2.88)	(.10)	(2.06)	(2.16)	29.44	(8.91)	6,367	1.39	1.37	.34
Year ended 8/31/2007	30.83	.06		4.73	4.79	(.04)	(1.10)	(1.14)	34.48	15.82	7,596	1.39	1.36	.20
Year ended 8/31/2006	28.55	.04		2.47	2.51	-	(.23)	(.23)	30.83	8.80	6,839	1.40	1.38	.14
Class C:
Year ended 8/31/2010	23.96	-	(5)	.57	.57	(.04)	-	(.04)	24.49	2.38	6,959	1.47	1.47	(.02)
Year ended 8/31/2009	29.30	.06		(5.39)	(5.33)	(.01)	-	(.01)	23.96	(18.18)	7,502	1.50	1.49	.26
Year ended 8/31/2008	34.34	.09		(2.97)	(2.88)	(.10)	(2.06)	(2.16)	29.30	(8.95)	10,209	1.44	1.41	.29
Year ended 8/31/2007	30.73	.05		4.70	4.75	(.04)	(1.10)	(1.14)	34.34	15.74	11,091	1.45	1.42	.14
Year ended 8/31/2006	28.47	.02		2.47	2.49	-	(.23)	(.23)	30.73	8.75	9,036	1.47	1.44	.07
Class F-1:
Year ended 8/31/2010	24.78	.21		.60	.81	(.22)	-	(.22)	25.37	3.22	14,714	.67	.67	.79
Year ended 8/31/2009	30.41	.24		(5.63)	(5.39)	(.24)	-	(.24)	24.78	(17.52)	16,531	.69	.68	1.08
Year ended 8/31/2008	35.56	.36		(3.08)	(2.72)	(.37)	(2.06)	(2.43)	30.41	(8.23)	25,528	.63	.61	1.09
Year ended 8/31/2007	31.76	.32		4.87	5.19	(.29)	(1.10)	(1.39)	35.56	16.71	25,404	.63	.61	.95
Year ended 8/31/2006	29.37	.28		2.54	2.82	(.20)	(.23)	(.43)	31.76	9.62	17,613	.64	.61	.91
Class F-2:
Year ended 8/31/2010	24.97	.28		.59	.87	(.29)	-	(.29)	25.55	3.43	3,884	.44	.44	1.02
Year ended 8/31/2009	30.61	.26		(5.63)	(5.37)	(.27)	-	(.27)	24.97	(17.31)	3,247	.46	.46	1.19
Period from 8/1/2008 to 8/31/2008	30.43	.03		.15	.18	-	-	-	30.61	.59	114	.04	.03	.09
Class 529-A:
Year ended 8/31/2010	24.81	.20		.59	.79	(.21)	-	(.21)	25.39	3.14	2,793	.73	.73	.73
Year ended 8/31/2009	30.47	.22		(5.64)	(5.42)	(.24)	-	(.24)	24.81	(17.60)	2,543	.77	.76	.99
Year ended 8/31/2008	35.62	.34		(3.08)	(2.74)	(.35)	(2.06)	(2.41)	30.47	(8.27)	2,859	.69	.66	1.03
Year ended 8/31/2007	31.81	.31		4.87	5.18	(.27)	(1.10)	(1.37)	35.62	16.66	2,725	.69	.66	.90
Year ended 8/31/2006	29.42	.27		2.54	2.81	(.19)	(.23)	(.42)	31.81	9.57	1,968	.68	.66	.86
Class 529-B:
Year ended 8/31/2010	24.14	(.02)		.59	.57	(.02)	-	(.02)	24.69	2.36	358	1.53	1.53	(.08)
Year ended 8/31/2009	29.56	.04		(5.45)	(5.41)	(.01)	-	(.01)	24.14	(18.28)	416	1.58	1.57	.17
Year ended 8/31/2008	34.62	.07		(2.99)	(2.92)	(.08)	(2.06)	(2.14)	29.56	(9.00)	514	1.50	1.48	.23
Year ended 8/31/2007	30.97	.03		4.74	4.77	(.02)	(1.10)	(1.12)	34.62	15.69	534	1.51	1.48	.08
Year ended 8/31/2006	28.71	.01		2.48	2.49	-	(.23)	(.23)	30.97	8.68	424	1.52	1.50	.02
Class 529-C:
Year ended 8/31/2010	24.13	(.02)		.59	.57	(.04)	-	(.04)	24.66	2.33	811	1.53	1.53	(.07)
Year ended 8/31/2009	29.55	.04		(5.44)	(5.40)	(.02)	-	(.02)	24.13	(18.25)	767	1.58	1.57	.18
Year ended 8/31/2008	34.62	.07		(2.99)	(2.92)	(.09)	(2.06)	(2.15)	29.55	(8.99)	881	1.50	1.47	.23
Year ended 8/31/2007	30.99	.03		4.74	4.77	(.04)	(1.10)	(1.14)	34.62	15.66	849	1.50	1.48	.08
Year ended 8/31/2006	28.72	.01		2.49	2.50	-	(.23)	(.23)	30.99	8.71	619	1.52	1.49	.03
Class 529-E:
Year ended 8/31/2010	24.63	.12		.59	.71	(.15)	-	(.15)	25.19	2.83	142	1.02	1.02	.44
Year ended 8/31/2009	30.21	.15		(5.57)	(5.42)	(.16)	-	(.16)	24.63	(17.82)	133	1.07	1.06	.68
Year ended 8/31/2008	35.34	.24		(3.06)	(2.82)	(.25)	(2.06)	(2.31)	30.21	(8.55)	147	.99	.97	.73
Year ended 8/31/2007	31.58	.20		4.84	5.04	(.18)	(1.10)	(1.28)	35.34	16.29	143	.99	.97	.59
Year ended 8/31/2006	29.23	.17		2.52	2.69	(.11)	(.23)	(.34)	31.58	9.21	107	1.00	.97	.54

Class 529-F-1:
Year ended 8/31/2010	$24.79	$.25		$.60	$.85	$(.26)	$-	$(.26)	$25.38	3.37%	$92	.52%	.52%	.94%
Year ended 8/31/2009	30.46	.26		(5.64)	(5.38)	(.29)	-	(.29)	24.79	(17.41)	79	.57	.56	1.18
Year ended 8/31/2008	35.61	.41		(3.08)	(2.67)	(.42)	(2.06)	(2.48)	30.46	(8.09)	85	.49	.47	1.24
Year ended 8/31/2007	31.80	.37		4.87	5.24	(.33)	(1.10)	(1.43)	35.61	16.86	81	.49	.47	1.09
Year ended 8/31/2006	29.38	.33		2.53	2.86	(.21)	(.23)	(.44)	31.80	9.79	52	.50	.47	1.05
Class R-1:
Year ended 8/31/2010	24.19	-	(5)	.60	.60	(.07)	-	(.07)	24.72	2.45	539	1.44	1.44	.02
Year ended 8/31/2009	29.65	.06		(5.46)	(5.40)	(.06)	-	(.06)	24.19	(18.17)	476	1.47	1.46	.29
Year ended 8/31/2008	34.76	.10		(3.02)	(2.92)	(.13)	(2.06)	(2.19)	29.65	(8.96)	503	1.42	1.39	.30
Year ended 8/31/2007	31.13	.05		4.77	4.82	(.09)	(1.10)	(1.19)	34.76	15.79	408	1.43	1.40	.16
Year ended 8/31/2006	28.88	.03		2.49	2.52	(.04)	(.23)	(.27)	31.13	8.75	245	1.45	1.42	.11
Class R-2:
Year ended 8/31/2010	24.30	.01		.59	.60	(.06)	-	(.06)	24.84	2.44	2,327	1.41	1.41	.04
Year ended 8/31/2009	29.77	.06		(5.48)	(5.42)	(.05)	-	(.05)	24.30	(18.17)	2,367	1.48	1.47	.27
Year ended 8/31/2008	34.84	.12		(3.01)	(2.89)	(.12)	(2.06)	(2.18)	29.77	(8.87)	2,708	1.36	1.33	.37
Year ended 8/31/2007	31.16	.05		4.77	4.82	(.04)	(1.10)	(1.14)	34.84	15.76	2,815	1.42	1.40	.16
Year ended 8/31/2006	28.86	.03		2.50	2.53	-	(.23)	(.23)	31.16	8.77	2,164	1.46	1.43	.09
Class R-3:
Year ended 8/31/2010	24.55	.13		.60	.73	(.16)	-	(.16)	25.12	2.94	11,422	.97	.97	.48
Year ended 8/31/2009	30.11	.16		(5.56)	(5.40)	(.16)	-	(.16)	24.55	(17.78)	11,477	.99	.98	.76
Year ended 8/31/2008	35.23	.26		(3.05)	(2.79)	(.27)	(2.06)	(2.33)	30.11	(8.50)	13,098	.94	.91	.79
Year ended 8/31/2007	31.49	.21		4.83	5.04	(.20)	(1.10)	(1.30)	35.23	16.33	13,652	.96	.93	.63
Year ended 8/31/2006	29.15	.18		2.52	2.70	(.13)	(.23)	(.36)	31.49	9.30	9,724	.96	.94	.59
Class R-4:
Year ended 8/31/2010	24.75	.21		.60	.81	(.23)	-	(.23)	25.33	3.20	16,442	.68	.68	.77
Year ended 8/31/2009	30.38	.23		(5.62)	(5.39)	(.24)	-	(.24)	24.75	(17.53)	15,985	.70	.69	1.04
Year ended 8/31/2008	35.52	.35		(3.08)	(2.73)	(.35)	(2.06)	(2.41)	30.38	(8.26)	17,215	.67	.64	1.06
Year ended 8/31/2007	31.73	.31		4.85	5.16	(.27)	(1.10)	(1.37)	35.52	16.63	17,856	.68	.65	.91
Year ended 8/31/2006	29.35	.27		2.54	2.81	(.20)	(.23)	(.43)	31.73	9.60	12,558	.69	.66	.86
Class R-5:
Year ended 8/31/2010	24.94	.29		.60	.89	(.29)	-	(.29)	25.54	3.51	12,874	.39	.39	1.07
Year ended 8/31/2009	30.66	.30		(5.69)	(5.39)	(.33)	-	(.33)	24.94	(17.30)	14,023	.40	.40	1.36
Year ended 8/31/2008	35.82	.45		(3.09)	(2.64)	(.46)	(2.06)	(2.52)	30.66	(7.96)	17,362	.37	.34	1.35
Year ended 8/31/2007	31.98	.41		4.89	5.30	(.36)	(1.10)	(1.46)	35.82	16.97	12,630	.38	.35	1.21
Year ended 8/31/2006	29.56	.37		2.55	2.92	(.27)	(.23)	(.50)	31.98	9.92	6,863	.39	.36	1.17
Class R-6:
Year ended 8/31/2010	24.97	.31		.60	.91	(.28)	-	(.28)	25.60	3.58	6,061	.34	.34	1.16
Period from 5/1/2009 to 8/31/2009	21.68	.09		3.20	3.29	-	-	-	24.97	15.17	2,134	.14	.14	.38

	Year ended August 31
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	33%	38%	32%	26%	22%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The Growth Fund of America, Inc. (the “Fund”), as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 5, 2010

Tax information
                                                                                                        unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2010:

Qualified dividend income	100%
Corporate dividends received deduction	$1,171,850,000
U.S. government income that may be exempt from state taxation	$16,723,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Expense example
                                                                                                                                   unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010, through August 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2010	Ending account value 8/31/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$949.08	$3.39	.69%
Class A -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class B -- actual return	1,000.00	945.52	7.11	1.45
Class B -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class C -- actual return	1,000.00	945.56	7.16	1.46
Class C -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class F-1 -- actual return	1,000.00	949.12	3.29	.67
Class F-1 -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 -- actual return	1,000.00	950.18	2.16	.44
Class F-2 -- assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 529-A -- actual return	1,000.00	948.80	3.54	.72
Class 529-A -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 529-B -- actual return	1,000.00	945.26	7.50	1.53
Class 529-B -- assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class 529-C -- actual return	1,000.00	945.19	7.45	1.52
Class 529-C -- assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class 529-E -- actual return	1,000.00	947.35	5.01	1.02
Class 529-E -- assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 529-F-1 -- actual return	1,000.00	949.85	2.56	.52
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.58	2.65	.52
Class R-1 -- actual return	1,000.00	945.69	7.06	1.44
Class R-1 -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class R-2 -- actual return	1,000.00	945.56	6.91	1.41
Class R-2 -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-3 -- actual return	1,000.00	947.93	4.76	.97
Class R-3 -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-4 -- actual return	1,000.00	949.04	3.34	.68
Class R-4 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5 -- actual return	1,000.00	950.50	1.87	.38
Class R-5 -- assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-6 -- actual return	1,000.00	950.96	1.67	.34
Class R-6 -- assumed 5% return	1,000.00	1,023.49	1.73	.34

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors
	Year first
	elected a
	director of
Name and age	the fund1	Principal occupation(s) during past five years

Ronald P. Badie, 67	2008	Retired

Joseph C. Berenato, 64	2003	Chairman, Ducommun Incorporated (aerospace
Chairman of the Board		components manufacturer); former CEO, Ducommun
(Independent and Non-Executive)		Incorporated

Louise H. Bryson, 66	2008	Chair of the Board of Trustees, J. Paul Getty Trust;
		former President, Distribution, Lifetime Entertainment
		Network; former Executive Vice President and
		General Manager, Lifetime Movie Network

Robert J. Denison, 69	2005	Chair, First Security Management (private investment)

Mary Anne Dolan, 63	2010	Founder and President, MAD Ink (communications
		company)

Robert A. Fox, 73	1970	Managing General Partner, Fox Investments LP;
		corporate director

John G. Freund, 56	2010	Founder and Managing Director, Skyline Ventures
		(venture capital investor in health care companies)

Leonade D. Jones, 62	1993	Retired

William H. Kling, 68	2010	President and CEO, American Public Media Group

John G. McDonald, 73	1976	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Gail L. Neale, 75	1998	President, The Lovejoy Consulting Group, Inc. (a pro
		bono consulting group advising nonprofit
		organizations)

Henry E. Riggs, 75	1989	President Emeritus, Keck Graduate Institute of
		Applied Life Sciences; Professor Emeritus, Stanford
		University and Harvey Mudd College

Christopher E. Stone, 54	2010	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

“Independent” directors
	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Ronald P. Badie, 67	4	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.;
		Obagi Medical Products, Inc.

Joseph C. Berenato, 64	6	None
Chairman of the Board
(Independent and Non-Executive)

Louise H. Bryson, 66	6	None

Robert J. Denison, 69	7	None

Mary Anne Dolan, 63	9	None

Robert A. Fox, 73	9	None

John G. Freund, 56	3	Mako Surgical Corporation;
		MAP Pharmaceuticals, Inc.; XenoPort, Inc.

Leonade D. Jones, 62	9	None

William H. Kling, 68	9	None

John G. McDonald, 73	12	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Gail L. Neale, 75	5	None

Henry E. Riggs, 75	5	None

Christopher E. Stone, 54	6	None

“Interested” directors4
	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

James F. Rothenberg, 64	1997	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director and Non-Executive
		Chair, American Funds Distributors, Inc.;5 Director
		and Non-Executive Chair, The Capital Group
		Companies, Inc.5

Donald D. O’Neal, 50	1995	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.5

“Interested” directors4
	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

James F. Rothenberg, 64	2	None
Vice Chairman of the Board

Donald D. O’Neal, 50	18	None
President

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities
position with fund	of the fund1	or the principal underwriter of the fund

Paul G. Haaga, Jr., 61	1994	Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

Gordon Crawford, 63	1992	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.5

Gregg E. Ireland, 60	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Michael T. Kerr, 51	1998	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company;
		Director, Capital Research and Management
		Company

Bradley J. Vogt, 45	1999	Chairman of the Board, Capital Research Company;5
Senior Vice President		Senior Vice President — Capital Research Global
		Investors, Capital Research Company;5 Director,
		American Funds Distributors, Inc.;5 Director, Capital
		International Research, Inc.;5 Director, The Capital
		Group Companies, Inc.5

Brad A. Barrett, 32	2010	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company5

Walter R. Burkley, 44	2010	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Martin Romo, 43	2010	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;5 Director and
		Co-President, Capital Research Company;5 Director,
		The Capital Group Companies, Inc.5

Dylan J. Yolles, 41	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company5

Patrick F. Quan, 52	1986–1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 39	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 37	2010	Associate, Capital Research and Management
Assistant Secretary		Company

Neal F. Wellons, 39	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.

6All of the officers listed, except Messrs. Barrett and Vogt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2010, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
>The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-905-1010P

Litho in USA AGD/Q/8057-S26191

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$86,000
2010	$82,000

b) Audit-Related Fees:
2009	$49,000
2010	$36,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$11,000
2010	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$968,000
2010	$1,196,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,448,000 for fiscal year 2009 and $1,661,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Growth Fund of America®
Investment portfolio

August 31, 2010

Common stocks — 88.31%	Shares	Value (000)

INFORMATION TECHNOLOGY — 19.84%
Google Inc., Class A1	9,410,300	$4,234,823
Oracle Corp.	186,549,376	4,081,700
Microsoft Corp.	150,930,100	3,543,839
Apple Inc.1	7,503,000	1,826,005
Cisco Systems, Inc.1	75,150,000	1,506,758
Corning Inc.2	88,230,000	1,383,446
QUALCOMM Inc.	27,030,194	1,035,527
EMC Corp.1	46,300,000	844,512
International Business Machines Corp.	6,135,000	756,016
Texas Instruments Inc.	26,904,000	619,599
Yahoo! Inc.1	44,822,100	586,273
Intel Corp.	32,751,800	580,362
Intuit Inc.1	13,465,000	576,302
Linear Technology Corp.2	19,850,000	568,703
First Solar, Inc.1	4,229,800	540,780
Xilinx, Inc.2	16,267,400	392,858
Accenture PLC, Class A	10,650,000	389,790
Automatic Data Processing, Inc.	9,695,000	374,324
SAP AG	8,570,000	374,193
KLA-Tencor Corp.2	10,940,000	306,429
Altera Corp.	11,939,500	294,547
Juniper Networks, Inc.1	10,000,000	272,000
Samsung Electronics Co. Ltd.	404,200	254,880
Visa Inc., Class A	3,535,000	243,844
Akamai Technologies, Inc.1	4,835,000	222,748
Paychex, Inc.	8,686,400	216,205
Flextronics International Ltd.1,2	40,080,464	197,597
Tyco Electronics Ltd.	7,363,000	180,541
Fidelity National Information Services, Inc.	6,513,700	168,314
Canon, Inc.	4,000,000	163,076
Nokia Corp. (ADR)	15,089,474	129,166
Nokia Corp.	2,500,000	21,369
Analog Devices, Inc.	5,000,000	139,400
ASML Holding NV (New York registered)	2,977,778	73,640
ASML Holding NV	1,130,000	28,174
Quanta Computer Inc.	59,214,258	89,836
Maxim Integrated Products, Inc.	4,470,000	70,939
National Instruments Corp.	2,403,340	69,288
Hewlett-Packard Co.	1,580,000	60,798
Rohm Co., Ltd.	1,005,000	60,652
Redecard SA, ordinary nominative	4,364,500	59,643
Microchip Technology Inc.	1,818,000	50,340
Hirose Electric Co., Ltd.	489,700	47,332
Lender Processing Services, Inc.	1,550,000	45,462
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,338,859	31,419
Comverse Technology, Inc.1	6,000,000	31,200
AVEVA Group PLC	1,000,000	21,885
Advanced Micro Devices, Inc.1	3,800,000	21,356
Western Union Co.	890,000	13,955
Monster Worldwide, Inc.1	1,114,500	12,293
ProAct Holdings, LLC1,3,4	6,500,000	—
		27,814,138

CONSUMER DISCRETIONARY — 11.92%
Time Warner Inc.	45,309,667	1,358,384
DIRECTV, Class A1	32,560,000	1,234,675
Comcast Corp., Class A	46,725,000	799,932
Comcast Corp., Class A, special nonvoting shares	27,000,000	433,890
Amazon.com, Inc.1	9,625,000	1,201,489
McDonald’s Corp.	16,438,000	1,200,960
Home Depot, Inc.	41,221,000	1,146,356
News Corp., Class A	85,360,800	1,072,985
NIKE, Inc., Class B	11,473,600	803,152
Time Warner Cable Inc.	13,826,935	713,608
Johnson Controls, Inc.	26,579,900	705,165
Target Corp.	12,865,000	658,173
YUM! Brands, Inc.	14,431,000	601,773
Las Vegas Sands Corp.1	21,017,500	595,426
Lowe’s Companies, Inc.	28,079,800	570,020
Carnival Corp., units	15,550,000	484,849
Starbucks Corp.	14,000,000	321,860
Best Buy Co., Inc.	8,781,325	275,646
Marriott International, Inc., Class A	8,381,109	268,279
Darden Restaurants, Inc.	5,500,000	226,930
Staples, Inc.	12,647,000	224,737
Shaw Communications Inc., Class B, nonvoting	9,500,000	195,225
CarMax, Inc.1	9,185,000	183,057
Wynn Resorts, Ltd.	2,185,000	176,133
Kohl’s Corp.1	3,500,000	164,430
AutoNation, Inc.1	6,000,000	135,480
Strayer Education, Inc.2	904,000	130,881
Li & Fung Ltd.	23,293,000	117,981
Harman International Industries, Inc.1,2	3,772,000	117,573
DreamWorks Animation SKG, Inc., Class A1	3,900,000	115,557
Nikon Corp.	6,856,000	114,008
Toyota Motor Corp.	2,730,000	92,939
Harley-Davidson, Inc.	3,599,500	87,540
Magna International Inc., Class A	1,084,800	84,365
Chipotle Mexican Grill, Inc.1	400,000	60,332
D.R. Horton, Inc.	3,580,000	36,731
		16,710,521

HEALTH CARE — 10.73%
Merck & Co., Inc.	46,465,191	1,633,716
Teva Pharmaceutical Industries Ltd. (ADR)	28,489,307	1,440,989
Medtronic, Inc.	33,930,000	1,068,116
Roche Holding AG	5,518,403	750,101
UnitedHealth Group Inc.	22,985,911	729,113
Gilead Sciences, Inc.1	19,420,000	618,721
Eli Lilly and Co.	18,340,000	615,490
St. Jude Medical, Inc.1,2	16,825,000	581,640
Novartis AG	9,000,000	472,938
Novartis AG (ADR)	2,000,000	104,980
Stryker Corp.	13,119,600	566,636
Amgen Inc.1	10,078,900	514,427
Biogen Idec Inc.1	9,500,000	511,100
Intuitive Surgical, Inc.1	1,805,100	478,406
Vertex Pharmaceuticals Inc.1,2	13,155,175	438,594
Aetna Inc.	14,820,000	395,990
Bristol-Myers Squibb Co.	15,000,000	391,200
Edwards Lifesciences Corp.1,2	5,975,800	344,027
Allergan, Inc.	5,540,000	340,267
Hospira, Inc.1	6,250,000	321,000
Novo Nordisk A/S, Class B	3,527,400	302,629
Baxter International Inc.	6,670,000	283,875
Johnson & Johnson	4,550,000	259,441
Abbott Laboratories	5,000,000	246,700
Boston Scientific Corp.1	44,645,000	231,708
ResMed Inc.1	7,281,000	219,449
Life Technologies Corp.1	5,000,000	213,850
McKesson Corp.	2,900,000	168,345
Celgene Corp.1	2,221,100	114,431
Covance Inc.1	2,950,000	111,894
Thermo Fisher Scientific Inc.1	2,650,000	111,618
Zimmer Holdings, Inc.1	2,220,000	104,717
Hologic, Inc.1	7,095,000	100,678
Thoratec Corp.1	2,273,000	73,191
Covidien PLC	2,054,021	72,589
CSL Ltd.	2,183,000	64,015
Illumina, Inc.1	600,000	25,734
Nobel Biocare Holding AG	1,300,302	20,441
Fresenius SE1	1,176,253	63
		15,042,819

FINANCIALS — 9.76%
JPMorgan Chase & Co.	48,260,800	1,754,763
Wells Fargo & Co.	56,478,800	1,330,076
Bank of America Corp.	106,681,655	1,328,187
Goldman Sachs Group, Inc.	6,606,000	904,626
Banco Bradesco SA, preferred nominative (ADR)	39,539,028	697,073
Citigroup Inc.1	168,026,924	625,060
Bank of New York Mellon Corp.	21,276,800	516,388
Berkshire Hathaway Inc., Class A1	4,325	513,269
Northern Trust Corp.	9,801,000	452,218
Industrial and Commercial Bank of China Ltd., Class H	617,493,000	448,508
PNC Financial Services Group, Inc.	8,463,602	431,305
Agricultural Bank of China, Class H1	933,461,000	422,405
Aon Corp.	8,615,742	312,234
Housing Development Finance Corp. Ltd.	22,400,000	298,571
State Street Corp.	8,184,700	287,119
ACE Ltd.	4,865,000	260,131
Marsh & McLennan Companies, Inc.	10,500,000	249,060
Credit Suisse Group AG	5,645,000	247,930
Morgan Stanley	10,000,000	246,900
Moody’s Corp.	11,577,700	244,753
Fifth Third Bancorp	20,000,000	221,000
Discover Financial Services	14,011,000	203,300
New York Community Bancorp, Inc.	12,000,000	190,680
Banco Santander, SA	12,675,000	148,529
People’s United Financial, Inc.	11,130,000	141,574
Onex Corp.	5,200,000	136,931
Itaú Unibanco Holding SA, preferred nominative (ADR)	6,064,300	130,807
Franklin Resources, Inc.	1,250,000	120,637
Jefferies Group, Inc.	5,000,000	112,550
American Express Co.	2,500,000	99,675
AMP Ltd.	22,054,313	98,893
IntercontinentalExchange, Inc.1	1,000,000	95,560
UBS AG1	5,374,666	90,950
Zions Bancorporation	3,200,000	58,976
First Horizon National Corp.1	5,610,577	56,555
BOK Financial Corp.	1,250,000	55,550
City National Corp.	1,066,475	51,660
Willis Group Holdings PLC	1,210,000	35,187
Genworth Financial, Inc., Class A1	2,901,700	31,425
Bank of Ireland1	25,000,000	24,395
Deutsche Bank AG	200,000	12,566
Washington Mutual, Inc.1	24,571,428	4,914
		13,692,890

ENERGY — 8.83%
Suncor Energy Inc. (CAD denominated)	46,610,366	1,412,276
Suncor Energy Inc.	5,360,000	162,194
Schlumberger Ltd.	25,686,701	1,369,872
Apache Corp.	15,245,400	1,369,799
Occidental Petroleum Corp.	11,830,000	864,536
Devon Energy Corp.	13,524,600	815,263
EOG Resources, Inc.	9,284,837	806,574
Baker Hughes Inc.	17,784,813	668,353
Noble Energy, Inc.	6,859,000	478,621
Canadian Natural Resources, Ltd.	12,890,000	414,617
FMC Technologies, Inc.1	6,000,000	371,100
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	10,690,200	356,518
Diamond Offshore Drilling, Inc.	6,080,000	353,734
CONSOL Energy Inc.	9,856,400	317,376
Tenaris SA (ADR)	9,200,000	309,580
Nexen Inc.	16,317,912	302,226
BG Group PLC	14,450,000	232,582
Murphy Oil Corp.	4,318,000	231,272
ConocoPhillips	3,982,100	208,782
Pioneer Natural Resources Co.	3,605,000	208,441
Cameco Corp.	4,385,800	106,882
Cameco Corp. (CAD denominated)	3,275,500	79,925
Chevron Corp.	2,450,000	181,692
Imperial Oil Ltd.	4,522,754	166,770
Transocean Ltd.1	3,058,777	155,692
Peabody Energy Corp.	2,830,000	121,124
Core Laboratories NV	800,000	63,144
Hess Corp.	1,080,000	54,270
Plains Exploration & Production Co.1	1,948,400	46,528
Marathon Oil Corp.	1,330,000	40,552
Arch Coal, Inc.	1,799,789	40,513
Patriot Coal Corp.1	3,316,000	34,089
Halliburton Co.	1,180,000	33,288
OAO Gazprom (ADR)	296,000	6,127
		12,384,312

MATERIALS — 7.41%
Barrick Gold Corp.	40,500,000	1,893,780
Newmont Mining Corp.	22,648,000	1,388,775
Syngenta AG	4,650,000	1,073,588
Praxair, Inc.	11,600,502	997,991
Freeport-McMoRan Copper & Gold Inc.	9,210,000	662,936
Rio Tinto PLC	11,493,168	581,674
Potash Corp. of Saskatchewan Inc.	3,600,000	530,100
CRH PLC	32,675,233	508,279
Sigma-Aldrich Corp.2	6,455,000	343,212
Cliffs Natural Resources Inc.	5,424,000	331,895
ArcelorMittal	11,170,000	325,923
United States Steel Corp.2	7,232,200	307,441
Monsanto Co.	5,229,050	275,309
Dow Chemical Co.	11,088,900	270,237
Nucor Corp.	5,800,000	213,324
Xstrata PLC	8,000,000	125,882
Air Products and Chemicals, Inc.	1,550,561	114,788
Vale SA, ordinary nominative (ADR)	4,000,000	107,000
BHP Billiton PLC	3,500,000	98,311
Alcoa Inc.	7,000,000	71,470
Vulcan Materials Co.	1,374,631	50,531
Ecolab Inc.	751,070	35,601
Kuraray Co., Ltd.	2,290,000	25,923
AK Steel Holding Corp.	1,940,881	24,727
Akzo Nobel NV	412,000	21,754
Weyerhaeuser Co.	422,426	6,632
		10,387,083

INDUSTRIALS — 6.79%
Union Pacific Corp.	23,167,200	1,689,816
United Parcel Service, Inc., Class B	15,250,000	972,950
Boeing Co.	13,325,000	814,557
CSX Corp.	15,571,710	776,873
General Dynamics Corp.	12,481,400	697,336
United Technologies Corp.	8,925,000	581,999
Norfolk Southern Corp.	9,335,900	501,151
Lockheed Martin Corp.	6,430,000	447,014
Precision Castparts Corp.	3,315,000	375,192
Southwest Airlines Co.	33,889,000	374,473
Stericycle, Inc.1	4,239,000	277,654
Caterpillar Inc.	4,000,000	260,640
General Electric Co.	15,000,000	217,200
Tyco International Ltd.	5,513,000	205,525
Roper Industries, Inc.	3,000,000	174,240
Northrop Grumman Corp.	3,182,000	172,210
Continental Airlines, Inc., Class B1	6,885,000	153,811
KBR, Inc.	6,575,289	152,547
URS Corp.1	4,020,000	143,393
Iron Mountain Inc.	6,937,600	140,695
3M Co.	1,771,900	139,183
Joy Global Inc.	2,238,600	127,018
AMR Corp.1,2	16,950,000	103,564
Robert Half International Inc.	1,044,310	22,536
		9,521,577

CONSUMER STAPLES — 6.20%
Philip Morris International Inc.	31,346,700	1,612,474
Coca-Cola Co.	17,270,000	965,738
PepsiCo, Inc.	13,225,000	848,781
CVS/Caremark Corp.	27,800,000	750,600
Colgate-Palmolive Co.	9,864,400	728,387
Avon Products, Inc.	21,225,000	617,648
Costco Wholesale Corp.	9,610,000	543,445
Altria Group, Inc.	16,336,700	364,635
Diageo PLC	19,250,000	312,646
Kerry Group PLC, Class A2	8,965,824	294,445
Estée Lauder Companies Inc., Class A	5,039,000	282,537
Anheuser-Busch InBev NV	4,875,000	253,570
Molson Coors Brewing Co., Class B	5,370,011	233,918
Procter & Gamble Co.	3,060,000	182,590
Pernod Ricard SA	1,818,035	142,128
British American Tobacco PLC	3,500,000	118,950
Sysco Corp.	4,000,000	109,960
L’Oréal SA	1,010,000	100,474
General Mills, Inc.	2,470,000	89,315
Whole Foods Market, Inc.1	2,100,000	73,059
Shoppers Drug Mart Corp.	2,000,000	68,101
		8,693,401

TELECOMMUNICATION SERVICES — 1.35%
América Móvil, SAB de CV, Series L (ADR)	18,382,028	857,154
SOFTBANK CORP.	9,693,300	278,188
Vodafone Group PLC	75,000,000	180,760
China Telecom Corp. Ltd., Class H	370,360,000	179,020
Qwest Communications International Inc.	27,150,000	153,397
Telefónica, SA	6,735,000	149,361
Telephone and Data Systems, Inc., special common shares	2,303,100	58,222
Sprint Nextel Corp., Series 11	9,195,000	37,516
CenturyLink, Inc.	116,450	4,211
Broadview Networks Holdings, Inc., Class A1,3,4	31,812	—
		1,897,829

UTILITIES — 0.61%
Edison International	7,500,000	253,125
Allegheny Energy, Inc.	8,450,000	190,548
NRG Energy, Inc.1	9,300,000	188,976
Exelon Corp.	4,100,000	166,952
RRI Energy, Inc.1	17,302,000	60,038
		859,639

MISCELLANEOUS — 4.87%
Other common stocks in initial period of acquisition		6,825,248

Total common stocks (cost: $119,074,209,000)		123,829,457

		Value
Preferred stocks — 0.00%	Shares	(000)

TELECOMMUNICATION SERVICES — 0.00%
Broadview Networks Holdings, Inc., Series B1,3,4	1,272	$25

Total preferred stocks (cost: $21,000,000)		25

Warrants — 0.00%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 20131,4	2,857,142	—

Total warrants (cost: $10,949,000)		—

	Shares or
Convertible securities — 0.05%	principal amount

FINANCIALS — 0.03%
SLM Corp., Series C, 7.25% convertible preferred 2010	77,600	45,551

CONSUMER DISCRETIONARY — 0.01%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units	99,040	13,357

INDUSTRIALS — 0.01%
AMR Corp. 6.25% convertible notes 20142	$8,000,000	7,540

Total convertible securities (cost: $46,205,000)		66,448

	Principal amount
Bonds & notes — 2.96%	(000)

BONDS & NOTES OF U.S. GOVERNMENT — 2.94%
U.S. Treasury 3.50% 2020	$2,334,430	2,543,898
U.S. Treasury 4.375% 2040	1,372,625	1,584,037
		4,127,935

TELECOMMUNICATION SERVICES — 0.02%
MetroPCS Wireless, Inc. 9.25% 2014	17,095	17,864
MetroPCS Wireless, Inc. 9.25% 2014	3,020	3,156
		21,020

CONSUMER DISCRETIONARY — 0.00%
MGM Resorts International 13.00% 2013	4,125	4,785

Total bonds & notes (cost: $3,916,441,000)		4,153,740

	Principal amount	Value
Short-term securities — 8.63%	(000)	(000)

Fannie Mae 0.17%–0.51% due 9/1/2010–7/25/2011	$4,620,537	$4,617,586
Freddie Mac 0.18%–0.41% due 9/1/2010–5/24/2011	2,451,753	2,449,941
U.S. Treasury Bills 0.148%–0.405% due 9/23–12/2/2010	1,498,600	1,498,340
Federal Home Loan Bank 0.15%–0.41% due 9/22/2010–3/23/2011	761,341	760,950
Straight-A Funding LLC 0.25%–0.40% due 9/8–11/22/20105	743,728	743,375
Federal Farm Credit Banks 0.27%–0.50% due 10/12/2010–6/8/2011	510,000	509,552
Coca-Cola Co. 0.22%–0.37% due 9/3–11/29/20105	302,100	302,042
Bank of America Corp. 0.23%–0.28% due 10/15–11/19/2010	217,100	217,013
Private Export Funding Corp. 0.19%–0.32% due 9/2–11/17/20105	201,500	201,452
Jupiter Securitization Co., LLC 0.25%–0.50% due 9/9–10/15/20105	191,000	190,958
Johnson & Johnson 0.18%–0.24% due 9/30/2010–2/9/20115	169,000	168,871
Merck & Co. Inc. 0.20%–0.21% due 10/13–10/28/20105	117,200	117,162
Edison Asset Securitization LLC 0.29%–0.31% due 10/28–11/2/20105	85,100	85,067
NetJets Inc. 0.21% due 10/22–11/5/20105	77,500	77,469
PepsiCo Inc. 0.19%–0.20% due 9/13–10/5/20105	67,100	67,085
Medtronic Inc. 0.22% due 10/29/20105	50,000	49,978
ExxonMobilCorp. 0.16% due 9/7/2010	41,500	41,499
Emerson Electric Co. 0.20% due 9/1/20105	2,900	2,900

Total short-term securities (cost: $12,097,341,000)		12,101,240

Total investment securities (cost: $135,166,145,000)		140,150,910
Other assets less liabilities		67,729

Net assets		$140,218,639

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
 Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Broadview Networks Holdings, Inc., Series B	7/7/2000–3/6/2002	$21,000	$25	.00%
Broadview Networks Holdings, Inc., Class A	7/7/2000–3/6/2002	—	—	.00
ProAct Holdings, LLC	1/4/2005	162	—	.00

Total restricted securities		$21,162	$25	.00%

4Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $194,523,000, which represented .14% of the net assets of the fund. This amount includes $194,498,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,006,359,000, which represented 1.43% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-905-1010O-S25543

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
The Growth Fund of America, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Growth Fund of America, Inc. (the “Fund”) as of August 31, 2010, and for the year then ended and have issued our report thereon dated October 5, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 5, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA, INC.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: October 29, 2010

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: October 29, 2010